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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ____________________________________________________
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                FEBRUARY 23, 2007
                Date of Report (Date of earliest event reported)
              ____________________________________________________

                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                   000-1084133
                            (Commission File Number)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                                   90-0093439
                      (IRS Employer Identification Number)

         7633 EAST 63RD PLACE, SUITE 220
                    TULSA, OK                                      74133
    (Address of principal executive offices)                     (ZIP Code)

                               JERRY PEARRING, CEO
                         GLOBAL BEVERAGE SOLUTIONS, INC.
                         7633 EAST 63RD PLACE, SUITE 220
                                 TULSA, OK 74133
                     (Name and address of agent for service)

                                  918-459-9689
          (Telephone number, including area code of agent for service)


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          _____________________________________________________________
                                    COPY TO:
                             James Reskin, Attorney
                       520 South Fourth Street, Suite 400
                            Louisville, KY 40202-2577

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT. The disclosures set forth under Item 2.01 hereof are hereby incorporated by reference in this Item 1.01.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS. Pursuant to the Agreement and Plan of Merger agreement dated as of January 31, 2007 (the "Agreement"), between Global Beverage Solutions, Inc. (the "Company"), its wholly-owned subsidiary, Global Merger Corp., a Nevada Corporation ("Merger Corp."), Beverage Network of Maryland, Inc., a Florida corporation ("Acquiree") and Xtreme Beverage Network, Inc., a Nevada corporation ("Seller") and as approved by the Company's Board of Directors, the Merger Corp. acquired the Acquiree which is now merged into the Merger Corp. and the Merger Corp. remains a wholly-owned subsidiary of the Company deemed effective as of February 23, 2007. All of the common stock of the Acquiree previously owned by the Seller was assigned to the Merger Corp. in exchange for the issuance of 60,500,000 shares of its common stock issued by the Company together with a commitment to provide financing and managerial expertise to the Merger Corp. (which now includes the business and assets of the Acquiree).

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES. As disclosed under Item 2.01 above, in connection with the acquisition, the Company issued 60,500,000 shares of its Common Stock, all of which were unregistered. For this issuance, the Company relied on the exemptions from the registration requirements of the Securities Act provided by Section 4(2) and Rule 506, as the securities were sold to the above-referenced Seller, which the Company reasonably believes is an "accredited investor," as defined under Rule 502 of the Securities Act. Additionally, the Company sold shares to an institutional investor, which the Company reasonably believes is an "accredited investor," as defined under Rule 502 of the Securities Act, for which issuance of shares, the Company relied on the exemptions from the registration requirements of the Securities Act provided by Section 4(2) and Regulations D and E promulgated thereunder. Neither the sale of common stock to the Seller in connection with the acquisition nor the sale of stock to an institutional investor for cash in connection with the contemplated financing, involved any form of general solicitation or general advertising.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
   (a) Financial Statements of Business Acquired

       None.

   (b) Pro Forma Financial Statements

       None

   (c) Exhibits

       None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Tulsa, Oklahoma, on the 6th day of March 2007.

                                   Global Beverage Solutions, Inc.


                                   By:   /s/ Jerry Pearring
                                         ---------------------------------------
                                         Jerry Pearring, Chief Executive Officer


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                                  EXHIBIT INDEX



EXHIBITS
         None.